Principal Funds, Inc.
Supplement dated December 18, 2020
to the Prospectus dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR FINISTERRE UNCONSTRAINED EMERGING MARKETS BOND FUND
On December 15, 2020, the Fund’s Board of Directors approved a change to the name of the Finisterre Unconstrained Emerging Markets Bond Fund. On or about February 1, 2021, the Finisterre Unconstrained Emerging Markets Bond Fund will change its name to the Finisterre Emerging Markets Total Return Bond Fund. On that date, delete all references in this prospectus to the Finisterre Unconstrained Emerging Markets Bond Fund, and replace with Finisterre Emerging Markets Total Return Bond Fund.

SUMMARY FOR MIDCAP GROWTH FUND
On or about January 1, 2021, delete the Investment Advisor and Sub-Advisor and Portfolio Managers sections and replace with the following:

Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Christopher T. Corbett (since 2017), Co-Portfolio Manager
•Michael Iacono (since 2005), Portfolio Manager
•Marc R. Shapiro (since 2020), Co-Portfolio Manager

SUMMARIES FOR THE FOLLOWING FUNDS
High Income Fund
Inflation Protection Fund
International Fund I
SmallCap Value Fund II

SHARE CLASS LIQUIDATION NOTICE: On December 15, 2020, the Fund’s Board of Directors approved the liquidation of the Fund’s Class A shares. Following the close of business on February 23, 2021, outstanding Class A shares of the Fund will be redeemed at net asset value on such date and proceeds will be sent to shareholders of record. The Fund expects that the liquidation and redemption of Class A shares will result in capital gain or loss to the taxable shareholders in the same manner as a voluntary redemption. Taxable shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption, as well as any voluntary redemption or exchange prior to the liquidation date.

On or about February 23, 2021 delete references to Class A shares of this Fund from the prospectus.

In the Purchase and Sale of Fund Shares section, add the following:

Effective as of the close of the New York Stock Exchange on January 6, 2021, Class A shares will no longer be available for purchase except in limited circumstances.

MANAGEMENT OF THE FUNDS
On or about January 1, 2021, under The Manager and Advisor, make the following changes:
Delete the sixth bullet and replace with the following:
•a portion of Global Diversified Income (emerging market debt, with services provided by Finisterre, a specialized boutique of PGI); global value equity; and one or more strategies that seek to track the performance of an index related to a particular sector or asset class)
In the alphabetical list of funds, delete Finisterre Unconstrained Emerging Markets Bond, and add: Finisterre Emerging Markets Total Return Bond (services provided by Finisterre, a specialized boutique of PGI) and MidCap Growth (services provided by Columbus Circle, a specialized boutique of PGI).
Delete the fourth paragraph after the alphabetical list of funds, and replace with the following:
As reflected in the Fund summaries, the day-to-day portfolio management, for some Funds, is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. However:
•For the Finisterre Emerging Markets Total Return Bond Fund, in the absence of a consensus among portfolio managers, Damien Buchet has final decision making authority.
•For the MidCap Fund, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may make investment decisions in Mr. Nolin’s absence.
•For the MidCap Growth Fund, Mr. Iacono is the lead Portfolio Manager with final decision making authority, and Mr. Corbett and Mr. Shapiro are Co-Portfolio Managers. Mr. Corbett and Mr. Shapiro may make investment decisions in Mr. Iacono’s absence.
•For the Principal LifeTime Funds and Principal LifeTime Hybrid Funds, Associate Portfolio Managers’ authority is more limited than that of Portfolio Managers.
Add the following to the list of portfolio managers under Advisor: Principal Global Investors, LLC:
Christopher T. Corbett has been with Principal® since 2006. He earned a B.B.A in Accounting and an M.B.A. in Finance from the University of Notre Dame. Mr. Corbett has earned the right to use the Chartered Financial Analyst designation.
Michael Iacono has been with Principal® since 1997. He earned a B.S. in Accounting from Boston College. Mr. Iacono is a CPA and has earned the right to use the Chartered Financial Analyst designation.
Marc R. Shapiro has been with Principal® since 2004. He earned a B.A. in Finance and Marketing from Emery University.

DIVIDEND AND DISTRIBUTIONS
Under the first paragraph, in the fifth bullet point, remove Global Real Estate Securities and Inflation Protection from the list of funds.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
In the Distribution and/or Service (12b-1) Fees section, under Class J Shares, delete the second paragraph and replace with the following:
Effective January 1, 2021, the Distributor has voluntarily agreed to limit the Distribution Fees attributable to Class J, reducing the Fund's Distribution Fees by 0.020%.* This voluntary waiver may be revised or terminated at any time without notice to shareholders.
*For the period from December 31, 2016 to December 31, 2020, the voluntary waiver was 0.030%.
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